                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   MAY 24, 2000
                                                    ----------------------------

                            HUDSON HOTELS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          NEW YORK                    33-26780-NY               16-1312167
--------------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission File          (IRS Employer
     of Incorporation)                  Number)              Identification No.)

   300 BAUSCH & LOMB PLACE, ROCHESTER, NEW YORK                       14604
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)
Registrant's telephone number, including     (716)-454-3400
 area code:                                -------------------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

         On May 24, 2000, Hudson Hotels Corporation (the "Company") sold to RHD Capital Ventures LLC ("RHD") for an aggregate consideration of $1,000,000, a Warrant to purchase 5,000,000 common shares of Company stock for a per share exercise price of $1.00. The Warrant is exercisable at any time until May 23, 2005. The purchaser paid $250,000 in cash and delivered a Note for the balance of the purchase price of $750,000. RHD Capital Ventures LLC is an affiliate of MLR & R, a large shareholder of the Company. Upon exercise of the Warrant, and assuming no other exercise of outstanding options or warrants (including those held by MLR & R), RHD and its affiliates would own approximately 48% of the outstanding common stock of the Company.

         Simultaneously with the sale of the Warrant, the Company and RHD entered into a Put and Call Agreement, pursuant to which the Company has the right to purchase the Warrants from RHD upon payment in full of any and all outstanding debt obligations to RHD, and RHD has the right to require the Company to repurchase the Warrants upon repayment in full of all debt of the Company to RHD, or upon the occurrence of an Event of Default, as defined in any document or instrument evidencing or securing any debt from the Company to RHD. The purchase price for the repurchase of the Warrants is calculated by a formula taking into account the amount of debt outstanding to RHD, a scheduled repayment amount, and the average market price of Hudson common stock, as related to a target stock price. The Warrant purchase price increases over time.

         On June 2, 2000, the Company entered into a Mezzanine Loan Restructuring Agreement with RHD Capital Ventures LLC, and in connection therewith a Second Amended and Restated Mezzanine Note, a Second Amended and Restated Mezzanine Loan Agreement, and related amendments to collateral documents. The Restructuring Agreement reduced the stated principal of the Mezzanine Loan from $35,000,000 to $25,000,000 (including offset of the $750,000 Note given by RHD to the Company as partial consideration for the Warrant), reduced the stated interest rate to 6.53%, and fixed a maturity date of February 2, 2002. The security interest in the Company's assets was spread to cover the amounts which may become due under the Put and Call Agreement as well.

         Due to the interaction of the restructured Mezzanine Loan and the Put and Call Agreement, for accounting purposes the Company will not recognize the full debt reduction at closing. The recorded debt will be reduced to $34,250,000 to reflect the offset of the Note, and the Warrant recorded at $1,000,000. The accretion of the amount potentially due upon put or call of the Warrant shall be recorded by a transfer from the outstanding debt principal to the carrying amount of the Warrant, using the effective rate method.

         Attached to this Form is an unaudited PRO FORMA balance sheet of the Company as of May 31, 2000, showing the effect of the issuance of the Warrant, the Put and Call Agreement, and the Mezzanine Loan Restructuring Agreement, as well as the results of operation of the Company from April 1, 2000 to May 31, 2000.

ITEM 7.      PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             PRO FORMA FINANCIAL INFORMATION

             PRO FORMA BALANCE SHEET AS OF MAY 31, 2000


             EXHIBITS

             10.40    Agreement and Warrant to Purchase 5,000,000 Common Shares
             10.41    Put and Call Agreement
             10.42    Mezzanine Loan Restructuring Agreement
             10.43    Second Amended and Restated Mezzanine Note
             10.44    Second Amended and Restated Mezzanine Loan Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HUDSON HOTELS CORPORATION
                                      ------------------------------------------
                                                      (Registrant)

Date : JULY 7, 2000                               /s/ E. ANTHONY WILSON
                                       -----------------------------------------
                                              E. Anthony Wilson, President

                   PRO FORMA BALANCE SHEET AS OF MAY 31, 2000


                   HUDSON HOTELS CORPORATION AND SUBSIDIARIES
                                  MAY 31, 2000




ASSETS

                                          TOTAL
                                       ----------
Cash and Cash Equivalents                 395,727
Cash and Cash Equiv-Restricted          5,024,137
                                      -----------
                                      -----------
                                        5,419,864
                                      -----------

Accounts Receivable                     2,065,207
                                      -----------
Investments                             1,078,456
Intercompany                                    -
                                      -----------
                                      -----------
                                        1,078,456
                                      -----------

Inventories                               349,843
                                      -----------

Prepaid Expenses                        1,035,712
                                      -----------

Land & Land Improvements               18,102,663
Building & Building Improvements       99,481,523
Furniture & Equipment                  19,212,511
Vehicles                                   23,478
                                      -----------
                                      136,820,175
Accumulated Depreciation              (16,660,374)
                                      -----------
                                      120,159,801
                                      -----------

Other Intangibles                       4,894,445
Other Assets                              910,653
                                      -----------
                                        5,805,098
                                      -----------


Total Assets                          135,913,981
                                      ===========

LIABILITIES & EQUITY

Accounts Payable                        2,913,933
Accrued Expenses                        2,530,303
Sales Taxes Payable                       478,766
Accrued Payroll                           288,131
Accrued Vacation                          323,468
Accrued Interest                          969,386
Deferred Membership Dues                  544,977
                                      -----------
                                        8,048,964
                                      -----------

Long Term Debt

Debt                                  122,058,899
Capitalized Leases                        630,729
Line of Credit                            400,000
                                     -----------
                                      123,089,628
                                      -----------

Deferred Revenue                          185,055
                                      -----------

Callable/Puttable Warrant               1,000,000
                                      -----------

Capital Stock                               8,490
Additional Paid in Capital             24,979,844
Retained Earnings                     (19,795,721)
Treasury Stock                            (41,250)
Income/ (Loss) Year to Date            (1,561,029)
                                      -----------
                                        3,590,334
                                      -----------

Total Liabilities & Equity            135,913,981
                                      ============


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